Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
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www.deloitte.com

PACE Funding Group, LLC

750 University Avenue, Suite 240

Los Gatos, California 95032

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by PACE Funding Group, LLC (the “Company”) and Natixis Securities Americas LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of residential PACE assessments in conjunction with the offering of PACEfunding 2018-2.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Assessment File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 1, 2018, representatives of the Company provided us with a computer-generated residential PACE assessment data file and related record layout containing data, as represented to us by the Company, as of the close of business September 27, 2018, with respect to 1,267 residential PACE assessments (the “Statistical Assessment File”). At your instruction, we randomly selected 100 residential PACE assessments from the Statistical Assessment File (the “Sample Assessments”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Assessments relating to the residential PACE assessment characteristics (the “Characteristics”) set forth on the Statistical Assessment File and indicated below.

Characteristics

1.   Applicant ID (for informational purposes only)

2.   Original assessment amount

3.   Property city

4.   Property state

5.   Property zip code

6.   Property county

7.   Recording date

8.   Original annual tax payment

9. Project cost 10. Rate 11. Original term 12. Initial year on tax roll 13. Maturity year 14. Loan-to-value ratio 15. Combined loan-to-value ratio 16. Assessment loan-to-value ratio

.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Notice of Assessment” or “Memorandum of PACE Financing Agreement” (collecti vely, the “Original Assessment Documentation”).

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We compared Characteristic 9. to the “Completion Certificate.”

We compared Characteristics 10. through 13. to the “Assessment Agreement” or “Financing Agreement.”

With respect to Characteristic 14., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Statistical Assessment File).  We compared the results of such recalculations to the loan-to-value ratio set forth on the Statistical Assessment File.

With respect to Characteristic 15., we recomputed the combined loan-to-value ratio by adding the (i) loan-to-value ratio (as determined above) and (ii) assessment loan-to-value ratio (as determined below). We compared the results of such recalculation to the combined loan-to-value ratio set forth on the Statistical Assessment File.

With respect to Characteristic 16., we recomputed the assessment loan-to-value ratio by dividing (i) original assessment amount (as set forth on the Original Assessment Documentation) by (ii) the property value (as set forth on the Statistical Assessment File).  We compared the results of such recalculation to the assessment loan-to-value ratio set forth on the Statistical Assessment File.

For purposes of our procedures and at your instruction:

•	with respect our comparison of Characteristic 7., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect our comparison of Characteristics 14. through 16., differences of 0.01% or less are deemed to be “in agreement.”

The residential PACE assessment documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Assessment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Assessment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Assessment Documents. In addition, we make no representations as to whether the Assessment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Assessment File were found to be in agreement with the above mentioned Assessment Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments underlying the Statistical Assessment File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 5, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 5, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in original assessment amount.
2	Seven differences in recording date
3	Three differences in original annual tax payment.
4	Eight differences in rate.
5	Six differences in original term.
6	Fourteen differences in initial year on tax roll.
7	Twenty six differences in maturity year.
8	Three differences in combined loan-to-value ratio.
9	Three differences in assessment loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 5, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Assessment number	Characteristic	Characteristic set forth on the Statistical Assessment File	Characteristic set forth on the Assessment Documents

1	102052	Original assessment amount	$23,281.99	$23,897.23
1	112290	Original assessment amount	$58,930.21	$59,929.93
1	79164	Original assessment amount	$14,304.66	$14,384.07
2	102052	Recording date	Not provided	12/22/2017
2	112290	Recording date	Not provided	6/18/2018
2	67998	Recording date	08/20/2018	09/27/2018
2	77646	Recording date	08/13/2018	09/24/2018
2	80274	Recording date	08/13/2018	09/24/2018
2	81709	Recording date	07/30/2018	10/01/2018
2	86405	Recording date	08/20/2018	09/24/2018
2	102052	Original annual tax payment	$1,689.61	$1,779.26
2	112290	Original annual tax payment	$5,478.48	$5,571.42
2	79164	Original annual tax payment	$1,660.00	$1,669.21
3	38086	Rate	8.19%	7.99%
3	53146	Rate	4.59%	2.99%
3	64008	Rate	4.19%	3.49%
3	71627	Rate	4.19%	2.99%
3	76268	Rate	4.59%	3.99%
3	76600	Rate	4.19%	3.49%
3	80673	Rate	4.59%	4.19%
3	81618	Rate	2.99%	7.89%
4	38086	Original term	25	20
4	53146	Original term	20	25
4	71627	Original term	15	25
4	79502	Original term	15	20
4	80673	Original term	20	25
4	81618	Original term	10	15
5	38086	Initial year on tax roll	2019	2018
5	52104	Initial year on tax roll	2019	2018
5	53146	Initial year on tax roll	2019	2018
5	53176	Initial year on tax roll	2019	2018
5	54572	Initial year on tax roll	2019	2018
5	59985	Initial year on tax roll	2019	2018
5	60115	Initial year on tax roll	2019	2018
5	60968	Initial year on tax roll	2019	2018
5	61114	Initial year on tax roll	2019	2018
5	61371	Initial year on tax roll	2019	2018
5	61760	Initial year on tax roll	2019	2018
5	62689	Initial year on tax roll	2019	2018
5	63448	Initial year on tax roll	2019	2018
5	64008	Initial year on tax roll	2019	2018
6	38086	Maturity year	2044	2038
6	52104	Maturity year	2029	2028
6	53146	Maturity year	2039	2043
6	53176	Maturity year	2044	2043
6	54572	Maturity year	2044	2043
6	59985	Maturity year	2039	2038
6	60115	Maturity year	2034	2033

Exception Description Number	Sample Assessment number	Characteristic	Characteristic set forth on the Statistical Assessment File	Characteristic set forth on the Assessment Documents

6	60968	Maturity year	2044	2043
6	61114	Maturity year	2044	2043
6	61371	Maturity year	2039	2038
6	61760	Maturity year	2034	2033
6	62689	Maturity year	2044	2043
6	63448	Maturity year	2044	2043
6	64008	Maturity year	2034	2033
6	69412	Maturity year	2024	2044
6	71627	Maturity year	2034	2044
6	76600	Maturity year	2033	2034
6	78457	Maturity year	2033	2034
6	79289	Maturity year	2024	2044
6	79502	Maturity year	2034	2039
6	80673	Maturity year	2039	2044
6	81618	Maturity year	2029	2034
6	82299	Maturity year	2033	2034
6	88157	Maturity year	2033	2034
6	89147	Maturity year	2039	2034
6	89600	Maturity year	2033	2034
7	102052	Combined loan-to-value ratio	85.47%	85.74%
7	112290	Combined loan-to-value ratio	81.62%	81.67%
7	79164	Combined loan-to-value ratio	7.47%	7.52%
8	102052	Assessment loan-to-value ratio	10.21%	10.48%
8	112290	Assessment loan-to-value ratio	2.69%	2.74%
8	79164	Assessment loan-to-value ratio	7.47%	7.52%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.